United States

Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2013

Community Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-18265	54-1532044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 North Central Avenue Staunton, Virginia		24401
(Address of Principal Executive Offices)		(Zip Code)

(540) 886-0796
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

On January 10, 2013, at 12:01 a.m. (the “Effective Time”), the merger of Community Financial Corporation (the “Registrant”) with and into City Holding Company (“City Holding”) was completed.  In addition, on January 10, 2013, the merger of the Registrant’s subsidiary bank, Community Bank, was merged with and into City Holding’s subsidiary bank, City National Bank of West Virginia.  In accordance with the Agreement and Plan of Merger, dated as of August 2, 2012, as amended, by and among the Registrant and City Holding and their banking subsidiaries (“Merger Agreement”), each common stockholder of the Registrant (excluding City Holding) will receive 0.1753 shares of City Holding common stock for each share of common stock of the Registrant owned as of the Effective Time.  In addition, as part of the merger, City Holding purchased the Registrant’s TARP preferred stock, which stock was cancelled before the Effective Time.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Registrant conducted a special meeting of stockholders on January 8, 2013 for consideration of the merger of the Registrant with and into City Holding and related matters.  Holders of record of the Registrant’s common stock at the close of business on November 19, 2012 were entitled to vote on the three proposals presented at the special meeting.

Proposal No. 1	Approval and Adoption of the Merger Agreement
The Registrant’s common stockholders approved and adopted the Merger Agreement by the following vote:
			Percentage
			of Shares
		Number	Outstanding and
		of Votes	Entitled To Vote

	For	2,762,579	63.3%
	Against	20,607	0.5%
	Abstain	240	<0.1%
	Broker Non-Votes	1,200	<0.1%

Proposal No. 2	Adoption of Resolution Regarding Possible Adjournment of Special Meeting

The Registrant’s common stockholders approved by the following vote a resolution to adjourn or postpone the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the Merger Agreement:

			Percentage
			of Shares
		Number	Outstanding and
		of Votes	Entitled To Vote

	For	2,592,879	59.5%
	Against	65,860	1.5%
	Abstain	125,887	2.9%
	Broker Non-Votes	0	<0.1%

Proposal No. 3	Adoption of Advisory Resolution Regarding Compensation Payable to Named Executive Officers Under the Merger Agreement

The Registrant’s common stockholders approved by the following vote an advisory (non-binding) resolution approving the compensation that may be paid or become payable to the Registrant’s named executive officers in connection merger of the Registrant with and into City Holding:

			Percentage
			of Shares
		Number	Outstanding and
		of Votes	Entitled To Vote

	For	2,238,597	51.3%
	Against	232,247	5.3%
	Abstain	312,582	7.2%
	Broker Non-Votes	1,200	<0.1%

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

2.1           Agreement and Plan of Merger, dated as of August 2, 2012, as amended by and among Community Financial Corporation, Community Bank, City Holding Company and City National Bank of West Virginia.  (Incorporated herein by reference from Annex A to the joint proxy statement-prospectus of City Holding and the Registrant filed by the Registrant with the Securities and Exchange Commission on November 29, 2012) (Exhibits and disclosure schedules have been omitted pursuant to Regulation S-K Item 601(b)(2), and the Registrant agrees to furnish a supplemental copy of such exhibits or schedules upon request of the SEC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2013	COMMUNITY FINANCIAL CORPORATION

	By:	/s/ Norman C. Smiley, III
Norman C. Smiley, III President and Chief Executive Officer